Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	July 22, 2004

ALLTEL reports strong earnings growth in the second quarter

Best post-pay churn rate in more than five years fuels net customer additions

LITTLE ROCK, Ark. -  ALLTEL today announced that the company achieved strong results in the second quarter driven by solid performances in its wireless and wireline businesses. Fully diluted earnings per share under Generally Accepted Accounting Principles was 85 cents.  Fully diluted earnings per share from current businesses was 85 cents, a 9 percent increase compared with a year ago.

        Among the highlights for the second quarter:

  Total revenues were $2 billion, a 2 percent increase from a year ago.
  Wireless service revenues were $1.2 billion, a 5 percent increase from a year ago. Post-pay churn was 1.57 percent, the best rate in more than five years, and resulted in the net addition of 155,000 new wireless customers. Those additions all were on post-pay plans.
  Wireline segment income was $234 million, an 8 percent increase from a year ago. Average revenue per wireline customer was $65.99, a 3 percent increase from a year ago. The company added 20,000 or more DSL customers for the fourth consecutive quarter.
  Equity free cash flow from current businesses was $304 million, a 29 percent increase from a year ago. Net cash from operations was $697 million, a 5 percent increase from a year ago.

        "ALLTEL's wireless business is continuing to produce solid growth in both revenues and customers," said Scott Ford, ALLTEL president and chief executive officer. "Our focus on customer satisfaction helped ALLTEL achieve our best post-pay churn rate in more than five years, leading to another quarter of solid net new customer growth. DSL growth remains strong and is contributing to revenue improvements in our wireline business. ALLTEL's balance sheet is one of the strongest in the industry and gives our company the flexibility to pursue the best opportunities to deliver value to shareholders."

        ALLTEL is a customer-focused communications company with almost 13 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

        ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,253,082	$1,195,416	$57,666	5	$2,437,568	$2,303,235	$134,333	6
Wireline	609,632	606,244	3,388	1	1,209,098	1,215,100	(6,002)	—
Communications support services	229,179	242,835	(13,656)	(6)	448,229	467,959	(19,730)	(4)
Total business segments	2,091,893	2,044,495	47,398	2	4,094,895	3,986,294	108,601	3
Less intercompany eliminations	49,829	34,243	15,586	46	91,659	70,244	21,415	30
Total revenues and sales	$2,042,064	$2,010,252	$31,812	2	$4,003,236	$3,916,050	$87,186	2

Segment income:
Wireless	$261,615	$261,991	$(376)	—	$472,538	$497,978	$(25,440)	(5)
Wireline	234,357	216,826	17,531	8	462,543	439,614	22,929	5
Communications support services	20,896	20,801	95	—	37,343	38,451	(1,108)	(3)
Total segment income	516,868	499,618	17,250	3	972,424	976,043	(3,619)	—
Less: corporate expenses	9,058	9,502	(444)	(5)	18,031	19,884	(1,853)	(9)
restructuring and other charges	—	18,979	(18,979)	(100)	51,765	18,979	32,786	173
Total operating income	$507,810	$471,137	$36,673	8	$902,628	$937,180	$(34,552)	(4)

Operating margin (A):
Wireless	20.9%	21.9%	(1.0)%	(5)	19.4%	21.6%	(2.2)%	(10)
Wireline	38.4%	35.8%	2.6%	7	38.3%	36.2%	2.1%	6
Communications support services	9.1%	8.6%	.5%	6	8.3%	8.2%	.1%	1
Consolidated	24.9%	23.4%	1.5%	6	22.5%	23.9%	(1.4)%	(6)

Net income	$262,528	$548,136	$(285,608)	(52)	$452,371	$828,421	$(376,050)	(45)
Earnings per share:
Basic	$.85	$1.76	$(.91)	(52)	$1.46	$2.66	$(1.20)	(45)
Diluted	$.85	$1.75	$(.90)	(51)	$1.46	$2.65	$(1.19)	(45)

Weighted average common shares:
Basic	308,188	311,423	(3,235)	(1)	309,750	311,306	(1,556)	—
Diluted	309,082	312,431	(3,349)	(1)	310,683	312,371	(1,688)	(1)
Annual dividend rate per common share	$1.48	$1.40	$.08	6

FROM CURRENT BUSINESSES (NON-GAAP) (B):
Operating income	$507,810	$490,116	$17,694	4	$954,393	$956,159	$(1,766)	—
Operating margin (A)	24.9%	24.4%	.5%	2	23.8%	24.4%	(.6)%	(2)
Net income	$262,528	$244,016	$18,512	8	$484,027	$471,638	$12,389	3
Earnings per share:
Basic	$.85	$.78	$.07	9	$1.56	$1.51	$.05	3
Diluted	$.85	$.78	$.07	9	$1.56	$1.51	$.05	3

(A)   Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B)   Current businesses excludes the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, and the write-down of investments.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(In thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Revenues and sales:
Service revenues	$1,825,894	$1,797,520	$3,591,472	$3,513,982
Product sales	216,170	212,732	411,764	402,068
Total revenues and sales	2,042,064	2,010,252	4,003,236	3,916,050
Costs and expenses:
Cost of services	584,189	565,612	1,144,960	1,103,043
Cost of products sold	256,055	271,354	513,338	509,066
Selling, general, administrative and other	372,859	372,458	748,052	733,547
Depreciation and amortization	321,151	310,712	642,493	614,235
Restructuring and other charges	—	18,979	51,765	18,979
Total costs and expenses	1,534,254	1,539,115	3,100,608	2,978,870
Operating income	507,810	471,137	902,628	937,180
Equity earnings in unconsolidated partnerships	15,926	16,689	29,178	34,194
Minority interest in consolidated partnerships	(21,651)	(21,390)	(37,222)	(39,224)
Other income, net	2,875	3,634	7,488	4,081
Interest expense	(86,543)	(93,210)	(178,279)	(196,582)
Write-down of investments and other	—	(13,066)	—	(13,066)
Income from continuing operations before income taxes	418,417	363,794	723,793	726,583
Income taxes	155,889	139,585	271,422	274,752
Income from continuing operations	262,528	224,209	452,371	451,831
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—	—	37,072
Gain on sale of discontinued operations (net of income taxes)	—	323,927	—	323,927
Income before cumulative effect of accounting change	262,528	548,136	452,371	812,830
Cumulative effect of accounting change (net of income taxes)	—	—	—	15,591

Net income	262,528	548,136	452,371	828,421
Preferred dividends	26	28	53	56
Net income applicable to common shares	$262,502	$548,108	$452,318	$828,365

Basic earnings per share:
Income from continuing operations	$.85	$.72	$1.46	$1.45
Income from discontinued operations	—	1.04	—	1.16
Cumulative effect of accounting change	—	—	—	.05
Net income	$.85	$1.76	$1.46	$2.66

Diluted earnings per share:
Income from continuing operations	$.85	$.72	$1.46	$1.45
Income from discontinued operations	—	1.03	—	1.15
Cumulative effect of accounting change	—	—	—	.05
Net income	$.85	$1.75	$1.46	$2.65

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended June 30, 2004

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses	Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
				Segment Information
				Wireless	Wireline	Communications Support Services
Revenues and sales:
Service revenues	$1,825,894	$—	$1,825,894	$1,183,549	$599,567	$84,583	$(41,805)
Product sales	216,170	—	216,170	69,533	10,065	144,596	(8,024)
Total revenues and sales	2,042,064	—	2,042,064	1,253,082	609,632	229,179	(49,829)
Costs and expenses:
Cost of services	584,189	—	584,189	382,060	178,599	58,679	(35,149)
Cost of products sold	256,055	—	256,055	135,048	7,158	127,799	(13,950)
Selling, general, administrative and other	372,859	—	372,859	293,009	60,908	13,050	5,892
Depreciation and amortization	321,151	—	321,151	181,350	128,610	8,755	2,436
Restructuring and other charges	—	—	—	—	—	—	—
Total costs and expenses	1,534,254	—	1,534,254	991,467	375,275	208,283	(40,771)
Operating income	507,810	—	507,810	$261,615	$234,357	$20,896	$(9,058)
Equity earnings in unconsolidated partnerships	15,926	—	15,926
Minority interest in consolidated partnerships	(21,651)	—	(21,651)
Other income, net	2,875	—	2,875
Interest expense	(86,543)	—	(86,543)
Write-down of investments and other	—	—	—
Income from continuing operations before income taxes	418,417	—	418,417
Income taxes	155,889	—	155,889
Income from continuing operations	262,528	—	262,528
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—	—
Gain on sale of discontinued operations (net of income taxes)	—	—	—
Income before cumulative effect of accounting change	262,528	—	262,528
Cumulative effect of accounting change (net of income taxes)	—	—	—

Net income	262,528	—	262,528
Preferred dividends	26	—	26
Net income applicable to common shares	$262,502	$—	$262,502

Basic earnings per share:
Income from continuing operations	$.85	$—	$.85
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.85	$—	$.85

Diluted earnings per share:
Income from continuing operations	$.85	$—	$.85
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.85	$—	$.85

See notes on page 7 for a description of the line items marked (A) - (F).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended June 30, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
					Segment Information
					Wireless	Wireline	Communications Support Services
Revenues and sales:
Service revenues	$1,797,520	$—		$1,797,520	$1,127,642	$597,109	$106,708	$(33,939)
Product sales	212,732	—		212,732	67,774	9,135	136,127	(304)
Total revenues and sales	2,010,252	—		2,010,252	1,195,416	606,244	242,835	(34,243)
Costs and expenses:
Cost of services	565,612	—		565,612	339,730	185,580	73,458	(33,156)
Cost of products sold	271,354	—		271,354	141,246	6,319	124,088	(299)
Selling, general, administrative and other	372,458	—		372,458	287,085	64,143	15,682	5,548
Depreciation and amortization	310,712	—		310,712	165,364	133,376	8,806	3,166
Restructuring and other charges	18,979	(18,979	)(B)	—	—	—	—	—
Total costs and expenses	1,539,115	(18,979)		1,520,136	933,425	389,418	222,034	(24,741)
Operating income	471,137	18,979		490,116	$261,991	$216,826	$20,801	$(9,502)
Equity earnings in unconsolidated partnerships	16,689	—		16,689
Minority interest in consolidated partnerships	(21,390)	—		(21,390)
Other income, net	3,634	—		3,634
Interest expense	(93,210)	—		(93,210)
Write-down of investments and other	(13,066)	13,066	(C)	—
Income from continuing operations before income taxes	363,794	32,045		395,839
Income taxes	139,585	12,238	(D)	151,823
Income from continuing operations	224,209	19,807		244,016
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—		—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(E)	—
Income before cumulative effect of accounting change	548,136	(304,120)		244,016
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	548,136	(304,120)		244,016
Preferred dividends	28	—		28
Net income applicable to common shares	$548,108	$(304,120)		$243,988

Basic earnings per share:
Income from continuing operations	$.72	$.06		$.78
Income from discontinued operations	1.04	(1.04)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.76	$(.98)		$.78

Diluted earnings per share:
Income from continuing operations	$.72	$.06		$.78
Income from discontinued operations	1.03	(1.03)		—
Cumulative effect of accounting change	—	—		—
Net income	$1.75	$(.97)		$.78

See notes on page 7 for a description of the line items marked (A) - (F).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the six months ended June 30, 2004

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
					Segment Information
					Wireless	Wireline	Communications Support Services
Revenues and sales:
Service revenues	$3,591,472	$—		$3,591,472	$2,299,053	$1,191,100	$178,338	$(77,019)
Product sales	411,764	—		411,764	138,515	17,998	269,891	(14,640)
Total revenues and sales	4,003,236	—		4,003,236	2,437,568	1,209,098	448,229	(91,659)
Costs and expenses:
Cost of services	1,144,960	—		1,144,960	737,802	351,470	124,638	(68,950)
Cost of products sold	513,338	—		513,338	279,598	12,313	242,667	(21,240)
Selling, general, administrative and other	748,052	—		748,052	588,751	121,828	26,280	11,193
Depreciation and amortization	642,493	—		642,493	358,879	260,944	17,301	5,369
Restructuring and other charges	51,765	(51,765	)(A)	—	—	—	—	—
Total costs and expenses	3,100,608	(51,765)		3,048,843	1,965,030	746,555	410,886	(73,628)
Operating income	902,628	51,765		954,393	$472,538	$462,543	$37,343	$(18,031)
Equity earnings in unconsolidated partnerships	29,178	—		29,178
Minority interest in consolidated partnerships	(37,222)	—		(37,222)
Other income, net	7,488	—		7,488
Interest expense	(178,279)	—		(178,279)
Write-down of investments and other	—	—		—
Income from continuing operations before income taxes	723,793	51,765		775,558
Income taxes	271,422	20,109	(D)	291,531
Income from continuing operations	452,371	31,656		484,027
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—		—
Gain on sale of discontinued operations (net of income taxes)	—	—		—
Income before cumulative effect of accounting change	452,371	31,656		484,027
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	452,371	31,656		484,027
Preferred dividends	53	—		53
Net income applicable to common shares	$452,318	$31,656		$483,974

Basic earnings per share:
Income from continuing operations	$1.46	$.10		$1.56
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$1.46	$.10		$1.56

Diluted earnings per share:
Income from continuing operations	$1.46	$.10		$1.56
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$1.46	$.10		$1.56

See notes on page 7 for a description of the line items marked (A) - (F).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the six months ended June 30, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses				Corporate Operations and Intercompany Eliminations
					Segment Information
					Wireless	Wireline	Communications Support Services
Revenues and sales:
Service revenues	$3,513,982	$—		$3,513,982	$2,174,652	$1,194,641	$214,265	$(69,576)
Product sales	402,068	—		402,068	128,583	20,459	253,694	(668)
Total revenues and sales	3,916,050	—		3,916,050	2,303,235	1,215,100	467,959	(70,244)
Costs and expenses:
Cost of services	1,103,043	—		1,103,043	656,102	367,663	147,310	(68,032)
Cost of products sold	509,066	—		509,066	263,693	14,261	231,772	(660)
Selling, general, administrative and other	733,547	—		733,547	558,929	130,352	32,254	12,012
Depreciation and amortization	614,235	—		614,235	326,533	263,210	18,172	6,320
Restructuring and other charges	18,979	(18,979	)(B)	—	—	—	—	—
Total costs and expenses	2,978,870	(18,979)		2,959,891	1,805,257	775,486	429,508	(50,360)
Operating income	937,180	18,979		956,159	$497,978	$439,614	$38,451	$(19,884)
Equity earnings in unconsolidated partnerships	34,194	—		34,194
Minority interest in consolidated partnerships	(39,224)	—		(39,224)
Other income, net	4,081	—		4,081
Interest expense	(196,582)	—		(196,582)
Write-down of investments and other	(13,066)	13,066	(C)	—
Income from continuing operations before income taxes	726,583	32,045		758,628
Income taxes	274,752	12,238	(D)	286,990
Income from continuing operations	451,831	19,807		471,638
Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(E)	—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(E)	—
Income before cumulative effect of accounting change	812,830	(341,192)		471,638
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(F)	—

Net income	828,421	(356,783)		471,638
Preferred dividends	56	—		56
Net income applicable to common shares	$828,365	$(356,783)		$471,582

Basic earnings per share:
Income from continuing operations	$1.45	$.06		$1.51
Income from discontinued operations	1.16	(1.16)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$2.66	$(1.15)		$1.51

Diluted earnings per share:
Income from continuing operations	$1.45	$.06		$1.51
Income from discontinued operations	1.15	(1.15)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$2.65	$(1.14)		$1.51

See notes on page 7 for a description of the line items marked (A) - (F).

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company’s Form 8-K filed on July 22, 2004, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, and the write-down of investments.  ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations.  The Company uses results from current businesses as management’s primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the restructuring and other charges, gain on disposal of assets, write-down of investments and debt prepayment penalties have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)

The Company announced its plans to reorganize its operating structure and exit its CLEC operations in the Jacksonville, Florida market.  In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs.  The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003.  In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(B)

These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations.  The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003, primarily resulting from differences between estimated and actual severance costs paid in completing the previous planned workforce reductions.  ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(C)

ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships.  In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs.  In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(D)	Tax-related effect of the items discussed in Notes A – C above.

(E)

Eliminates the effects of discontinued operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. (“Fidelity National”), for $1.05 billion received as $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(F)

Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”.  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL continues to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribled by SFAS No. 71.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%
Wireless:
Controlled POPs	61,313,088	60,163,350	1,149,738	2
Customers	8,336,473	7,872,260	464,213	6
Penetration rate	13.6%	13.1%	.5%	4
Average customers	8,255,983	7,828,849	427,134	5	8,171,753	7,741,959	429,794	6
Gross customer additions:
Internal	650,149	655,682	(5,533)	(1)	1,387,534	1,312,806	74,728	6
Acquired	—	30,413	(30,413)	(100)	—	141,333	(141,333)	(100)
Total	650,149	686,095	(35,946)	(5)	1,387,534	1,454,139	(66,605)	(5)
Net customer additions:
Internal	155,307	80,998	74,309	92	313,048	129,329	183,719	142
Acquired	—	30,413	(30,413)	(100)	—	141,333	(141,333)	(100)
Total	155,307	111,411	43,896	39	313,048	270,662	42,386	16
Customer acquisition costs:
Product sales	$(51,787)	$(42,876)	$(8,911)	(21)	$(104,109)	$(82,808)	$(21,301)	(26)
Cost of products sold	77,345	74,090	3,255	4	164,137	139,851	24,286	17
Selling and marketing expenses	177,939	180,165	(2,226)	(1)	363,812	341,375	22,437	7
Total	$203,497	$211,379	$(7,882)	(4)	$423,840	$398,418	$25,422	6
Cost to acquire a new customer (A)	$313	$322	$(9)	(3)	$305	$303	$2	1
Cash costs:
Product sales	$(69,533)	$(67,774)	$(1,759)	(3)	$(138,515)	$(128,583)	$(9,932)	(8)
Cost of services	382,060	339,730	42,330	12	737,802	656,102	81,700	12
Cost of products sold	135,048	141,246	(6,198)	(4)	279,598	263,693	15,905	6
Selling, general, administrative and other	293,009	287,085	5,924	2	588,751	558,929	29,822	5
Total	740,584	700,287	40,297	6	1,467,636	1,350,141	117,495	9
Less customer acquisition costs	203,497	211,379	(7,882)	(4)	423,840	398,418	25,422	6
Total	$537,087	$488,908	$48,179	10	$1,043,796	$951,723	$92,073	10
Cash cost per unit per month, excluding customer acquisition costs (B)	$21.68	$20.82	$.86	4	$21.29	$20.49	$.80	4
Revenues:
Service revenues	$1,183,549	$1,127,642	$55,907	5	$2,299,053	$2,174,652	$124,401	6
Less wholesale revenues	91,673	100,560	(8,887)	(9)	174,342	188,008	(13,666)	(7)
Retail revenues	$1,091,876	$1,027,082	$64,794	6	$2,124,711	$1,986,644	$138,067	7
Average revenue per customer per month (C)	$47.79	$48.01	$(.22)	—	$46.89	$46.82	$.07	—
Retail revenue per customer per month (D)	$44.08	$43.73	$.35	1	$43.33	$42.77	$.56	1
Retail minutes of use per customer per month (E)	490	369	121	33	461	352	109	31
Postpay churn	1.57%	2.03%	(.46)%	(23)	1.75%	2.10%	(.35)%	(17)
Total churn	2.00%	2.45%	(.45)%	(18)	2.20%	2.55%	(.35)%	(14)
Service revenue operating margin (F)	22.1%	23.2%	(1.1)%	(5)	20.6%	22.9%	(2.3)%	(10)
Capital expenditures (G)	$198,937	$218,927	$(19,990)	(9)	$326,533	$373,479	$(46,946)	(13)

(A) Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B) Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported product sales, cost of services, cost of products sold, selling, general, administrative and other expenses as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C) Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.

(D) Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.

(E) Retail minutes of use per customer per month represents the average monthly minutes that ALLTEL’s customers use on both the Company’s network and while roaming on other carriers’ networks.

(F) Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.

(G) Includes capitalized software development costs.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%	June 30, 2004	June 30, 2003	Increase (Decrease) Amount	%
Wireline:
Customers	3,066,081	3,133,659	(67,578)	(2)
Average customers	3,079,609	3,149,414	(69,805)	(2)	3,085,391	3,155,265	(69,874)	(2)
DSL customers	194,534	105,178	89,356	85
Average revenue per customer per month (H)	$65.99	$64.16	$1.83	3	$65.31	$64.18	$1.13	2
Capital expenditures (G)	$77,748	$93,686	$(15,938)	(17)	$155,109	$176,180	$(21,071)	(12)

Communications support services:
Long-distance customers	1,717,603	1,644,436	73,167	4
Capital expenditures (G)	$3,223	$5,992	$(2,769)	(46)	$4,912	$9,811	$(4,899)	(50)

Consolidated:
Equity free cash flow (I)	$303,584	$236,223	$67,361	29	$631,196	$526,068	$105,128	20
Capital expenditures (G)	$280,095	$318,505	$(38,410)	(12)	$495,324	$559,805	$(64,481)	(12)
Total assets	$16,462,064	$16,439,052	$23,012	—

(G) Includes capitalized software development costs.

(H) Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(I)   Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(In thousands)

ASSETS

	June 30, 2004	December 31, 2003

CURRENT ASSETS:
Cash and short-term investments	$687,418	$657,764
Accounts receivable (less allowance for doubtful accounts of $49,909 and $46,333, respectively)	862,543	890,015
Inventories	96,331	122,133
Prepaid expenses and other	74,128	59,210

Total current assets	1,720,420	1,729,122

Investments	741,133	722,698
Goodwill	4,854,263	4,854,263
Other intangibles	1,306,831	1,336,956

PROPERTY, PLANT AND EQUIPMENT:
Land	265,794	259,180
Buildings and improvements	1,085,545	1,052,994
Wireline	6,636,189	6,514,694
Wireless	5,471,120	5,255,820
Information processing	1,014,498	946,749
Other	491,080	482,255
Under construction	370,898	398,232

Total property, plant and equipment	15,335,124	14,909,924
Less accumulated depreciation	7,851,941	7,289,145

Net property, plant and equipment	7,483,183	7,620,779

Other assets	356,234	397,320

TOTAL ASSETS	$16,462,064	$16,661,138

LIABILITIES AND SHAREHOLDERS’ EQUITY

	June 30, 2004	December 31, 2003

CURRENT LIABILITIES:
Current maturities of long-term debt	$27,223	$277,235
Accounts payable	404,476	479,786
Advance payments and customer deposits	210,753	205,277
Accrued taxes	181,309	114,618
Accrued dividends	114,219	116,162
Accrued interest	102,401	107,085
Other current liabilities	161,047	192,504

Total current liabilities	1,201,428	1,492,667

Long-term debt	5,549,234	5,581,243
Deferred income taxes	1,566,556	1,417,667
Other liabilities	1,113,834	1,147,364

SHAREHOLDERS’ EQUITY:
Preferred stock	326	348
Common stock	308,199	312,644
Additional paid-in capital	520,273	750,131
Unrealized holding gain on investments	93,826	73,634
Foreign currency translation adjustment	504	569
Retained earnings	6,107,884	5,884,871

Total shareholders’ equity	7,031,012	7,022,197

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,462,064	$16,661,138

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Net Cash Provided from Operations:
Net income	$262,528	$548,136	$452,371	$828,421
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	—	(323,927)	—	(360,999)
Cumulative effect of accounting change	—	—	—	(15,591)
Depreciation and amortization	321,151	310,712	642,493	614,235
Provision for doubtful accounts	46,168	44,232	88,766	97,040
Non-cash portion of restructuring and other charges	—	13,245	25,569	13,245
Write-down of investments	—	5,964	—	5,964
Increase in deferred income taxes	73,781	36,543	145,924	114,526
Other, net	2,735	(356)	(159)	(2,154)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(70,014)	(68,695)	(65,539)	(47,051)
Inventories	20,372	18,802	25,802	3,318
Accounts payable	(279)	35,221	(75,310)	(37,917)
Other current liabilities	54,837	27,991	39,873	(9,091)
Other, net	(14,634)	15,373	(31,612)	6,145
Net cash provided from operations	696,645	663,241	1,248,178	1,210,091

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(273,333)	(303,644)	(480,538)	(531,395)
Additions to capitalized software development costs	(6,762)	(14,861)	(14,786)	(28,410)
Additions to investments	(1,469)	(6,844)	(2,526)	(10,605)
Purchases of property, net of cash acquired	—	(7,500)	—	(132,084)
Proceeds from the return on or sale of investments	16,660	3,743	36,946	17,584
Other, net	1,622	(226)	(4,231)	6,961
Net cash used in investing activities	(263,282)	(329,332)	(465,135)	(677,949)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(115,811)	(109,035)	(231,300)	(218,105)
Reductions in long-term debt	(251,456)	(569,232)	(252,950)	(740,484)
Distributions to minority investors	(16,509)	(18,283)	(32,683)	(28,255)
Preferred stock redemptions	(82)	—	(82)	—
Repurchases of common stock	—	—	(243,033)	—
Common stock issued	797	20,107	6,724	23,011
Net cash used in financing activities	(383,061)	(676,443)	(753,324)	(963,833)

Net cash provided from discontinued operations	—	785,183	—	792,680

Effect of exchange rate changes on cash and short-term investments	(316)	903	(65)	783

Increase in cash and short-term investments	49,986	443,552	29,654	361,772

Cash and Short-term Investments:
Beginning of the period	637,432	52,861	657,764	134,641
End of the period	$687,418	$496,413	$687,418	$496,413

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003

Net cash provided from operations	$696,645	$663,241	$1,248,178	$1,210,091
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	—	323,927	—	360,999
Cumulative effect of accounting change	—	—	—	15,591
Depreciation and amortization expense	(321,151)	(310,712)	(642,493)	(614,235)
Provision for doubtful accounts	(46,168)	(44,232)	(88,766)	(97,040)
Non-cash portion of restructuring and other charges	—	(13,245)	(25,569)	(13,245)
Write-down of investments	—	(5,964)	—	(5,964)
Increase in deferred income taxes	(73,781)	(36,543)	(145,924)	(114,526)
Other non-cash changes, net	(2,735)	356	159	2,154
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	9,718	(28,692)	106,786	84,596
Net income under GAAP	262,528	548,136	452,371	828,421
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	—	9,449	31,656	9,449
Write-down of investments and other, net of tax	—	10,358	—	10,358
Cumulative effect of accounting change	—	—	—	(15,591)
Income from discontinued operations	—	(323,927)	—	(360,999)
Net income from current businesses	262,528	244,016	484,027	471,638
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	321,151	310,712	642,493	614,235
Capital expenditures	(280,095)	(318,505)	(495,324)	(559,805)
Equity free cash flow from current businesses	$303,584	$236,223	$631,196	$526,068